BRIGHTHOUSE LIFE INSURANCE COMPANY
BRIGHTHOUSE SEPARATE ACCOUNT A
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
SUPPLEMENT DATED MAY 1, 2020
TO
THE PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)
This supplement revises information in the prospectuses dated April 30, 2007 (as supplemented) for the Protected Equity Portfolio variable annuity contracts issued by Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (together with Brighthouse Life Insurance Company, the “Companies,” “we,” “us,” or “our”). Currently the contracts are not available for new sales. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC 28277 or call us at (888) 556-5412 to request a free copy. The financial statements for each of the subaccounts of the Separate Accounts are attached. Upon request, financial statements for Brighthouse Life Insurance Company or Brighthouse Life Insurance Company of NY (depending on the company that issued your contract) will be sent to you without charge.
1.	The following information should be read in connection with the information presented on the first page of your prospectus:
In accordance with the regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Investment Portfolios available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting us at https://www.brighthousefinancial.com to enroll.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all Investment Portfolios available under your contract.
2.	Investment Options
Replace the list of Investment Portfolios under “INVESTMENT OPTIONS” in the prospectus with the list of Investment Portfolios attached to this prospectus supplement.
SUPP-PEP0519

3.	Federal Income Tax Status
Special Distribution Rules during 2020. Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution (“RMD”) for 2020. Additionally, any RMDs already taken in 2020 may be eligible for rollover and not be subject to the 20% mandatory withholding. For after-death RMDs, the five-year rule is applied without regard to calendar year 2020. For instance, if you had died in 2018, the five-year period would end in 2024 instead of 2023. The RMD rules are complex, so please consult with your tax adviser before waiving your 2020 RMD payment.
The legislation also contains provisions that would allow eligible individuals to receive certain 2020 distributions from IRAs and qualified plans free of the 10% additional tax on early distributions, or in the case of some qualified plans, free of plan restrictions on early distributions and the 20% withholding tax. You should consult your tax adviser to see if you may be eligible for these and other benefits (such as loan relief, if applicable) provided by the legislation.
Distribution Rules for 2020 and Beyond. The following describes other recent changes in federal tax law affecting distributions from Qualified Annuity Contracts. This information should be read in conjunction with the discussion of such distributions set forth primarily in the “Federal Income Tax Status” section of the prospectus, and to a lesser extent in other sections of the prospectus.
(1) Effective January 1, 2020, the age at which RMDs generally must begin for IRAs and qualified retirement plans is extended from age 70 1⁄2 to age 72. This change only applies if you attained age 70 1⁄2 on or after January 1, 2020. Other requirements relating to RMD payments remain the same.
(2) Effective January 1, 2020, when an IRA owner or defined contribution plan participant dies, any remaining interest must generally be distributed within 10 years after the IRA owner/participant’s death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over the beneficiary’s life or over a period not exceeding the beneficiary’s life expectancy. An eligible designated beneficiary includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and individuals who are not more than 10 years younger than the IRA owner/participant.
The change described in (2) above can significantly affect a beneficiary’s ability to “stretch” distributions from a Qualified Annuity Contract over his or her life or life expectancy. It may also shorten the time period over which the remaining balance of the contract must be taken if the IRA owner/participant had been receiving payments at the time of death, either in the form of annuity payments or through withdrawals of the RMD amount each year. As a result of this change, we are not currently issuing inherited IRA Contracts to beneficiaries other than surviving spouses and individuals who are not more than 10 years younger than the deceased IRA owner/participant. We may modify this in the future, so please consult your financial representative. Any annuity payment or withdrawal option made available under the contract must comply with applicable federal income tax rules.

You should consult with your tax adviser if you think you may be affected by these changes.
4.	Other Information
Distributor
The Financial Industry Regulatory Authority (“FINRA”) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Requests and Elections
The following paragraph is added to this subsection immediately before Good Order.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
The following replaces “Cybersecurity” in the Requests and Elections subsection.
Cybersecurity and Certain Business Continuity Risks.
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on the Companies and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises (such as COVID-19), may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues.
Cybersecurity breaches may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.
5.	Investment Portfolio Fees and Expenses Table
Replace the Investment Portfolio Fees and Expenses Table in the prospectus with the Investment Portfolio Fees and Expenses Table attached to this prospectus supplement.
6.	Appendix B
Replace Appendix B with the Appendix B attached to this prospectus supplement.
7.	Transfers — Restrictions on Frequent Transfer
In the “Restrictions on Frequent Transfers” subsection of the Transfers section, the following paragraph has been modified:
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire contract and will require future transfer requests to or from any Investment Portfolio under that contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation programs described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Minimum and Maximum Total Annual Investment Portfolio Operating Expenses
	Minimum	Maximum
Total Annual Investment Portfolio Operating Expenses
(expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.38%	0.64%
Investment Portfolio Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.
Investment Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio	0.35%	0.25%	0.04%	—	0.64%	0.02%	0.62%
MetLife Stock Index Portfolio	0.25%	0.10%	0.03%	—	0.38%	0.01%	0.37%
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Investment Portfolios only with the approval of the Investment Portfolio's board of directors or trustees. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements.

INVESTMENT OPTIONS
Brighthouse Funds Trust II
Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
BlackRock Ultra-Short Term Bond Portfolio (Class B)
MetLife Stock Index Portfolio (Class D)

APPENDIX B
Participating Investment Portfolios
Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio (Class B)	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
MetLife Stock Index Portfolio (Class D)	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
B-1